4

       SECURITIES  AND EXCHANGE COMMISSION
              Washington, DC 20549




                    FORM 8-K


 Current Report Pursuant to Section 13 or 15(d)
                       of
       The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)
January 10, 2000.




               RF TECHNOLOGY, INC.
     (Formerly PM Management Systems, Inc.)




Nevada         0-22678             84-1193941
(State or other     (Commission
(IRS Employer
jurisdiction of     File Number)
Identification No.)
incorporation)





      PO Box 2270, Kalispell, Montana 59903
    (Address of Principal Executive offices)




Registrant's telephone number, including area code: (406) 257-1085
Item 1.  Changes in Control of Registrant

On January 10, 2000 at a special shareholders' meeting, a quorum being present all votes present (either by proxy or in person): the following measures were carried:

Anthony Feimann the Company's Secretary and director was reelected for an additional term of one year;
     1) Ronald Lambrecht and Eberhard Mueller were elected as directors and at a Board of Directors meeting held immediately after the election, were named President and Treasurer respectively;
       Mr. Feimann was re-appointed Secretary.
     2) All issued and outstanding Preferred shares were cancelled without opposition

Item 2.  Acquisition or Disposition of Assets

Acquisition of the plastic sniffing technology was confirmed. Shareholders approved the issuance of 2,000,000 shares of pre-forward-split stock for this technology. Prior to the meeting, the acquisition was re-negotiated to 1,000,000 shares of post-forward-split stock plus a 4 percent royalty. (See exhibit A ).

Item 3.  Bankruptcy or receivership

Not Applicable.

Item 4.  Changes in Registrant's Certifying
Public Accountant

Not Applicable.

Item 5.  Other Events

At the Special Meeting of Shareholders held
January 10, 2000, the stockholders authorized the change in capitalization of the Company from 10,000,000 common shares and 1,000,000 preferred shares authorized, to 100,000,000 million common and 10,000,000 preferred shares authorized;

A 3-1 forward split of the issued and
outstanding shares was authorized, from
2,020,000 shares of common stock to 6,060,000 shares issued and outstanding;

The name of the Company was changed to RF
Technology, Inc. and the mailing address of the Company was changed to: PO Box 2270, Kalispell
MT 59903.

Item 6.  Resignation of Registrant's Directors

Resignations of Edward Duncan and Timothy
Sewell, dated Dec 28, 1999 were accepted.
(See Exhibit B)


Item 7.  Financial Statements and Exhibits

Exhibits A and B are attached to this filing for reference.

Item 8.  Change in Fiscal Year

Not Applicable.


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed in its behalf by the undersigned, hereunto duly authorized.

Dated:  February 10, 2000               RF
Technology, Inc.


                         S/S___Ronald T.
Lambrecht
                         Ronald T. Lambrecht,
President





                    EXHIBIT A

        RF TECHNOLOGIES, INC./R.E. SURRAN

        PURCHASE AND EMPLOYMENT AGREEMENT

           PURCHASE AND SALE AGREEMENT

     THIS AGREEMENT is made and entered into
this 8th day of February, 2000 by and between RF
Technologies, Inc., a Colorado corporation
(herein "RF" or "Purchaser"), and R. E. Surran, an individual (herein "Surran" or "Seller").

     WHEREAS Surran has developed certain
technology for manufacture of a radio-frequency device for locating plastic buried underground
(the "Technology"); and

     WHEREAS RF desires to acquire the rights to the Technology in order to manufacture and market devices for locating plastic buried underground using the Technology (the
"Devices"); and

     WHEREAS RF is in the process of filing an information statement on Form 10 with the US
Securities & Exchange Commission with the intention of becoming a publicly traded company on the NASDAQ Electronic Bulletin Board;

NOW THEREFORE, based on the terms and conditions outlined herein, Surran and RF agree to the following:

     1.   The Rights.  Surran agrees to sell the
          exclusive world-wide rights to the Technology and the exclusive world-wide rights to market the Device to RF for the Consideration, as herein defined.

     2.   Consideration.

     1.


               a)   Shares.  RF agrees to issue Surran a
               certificate evidencing ownership of one million (1,000,000) shares of RF common stock (the "Shares"). Surran acknowledges that the Shares are subject to Rule 144 and will bear a legend restricting their sale.

b) Funds. RF agrees to pay Surran the amount of Fifty Thousand US Dollars (US $50,000) not later than ninety (90) days from the inception of trading of RF shares in the public market.





2.   Royalty.  RF agrees to pay Surran a
          royalty of 4% of gross sales of the Device (the
          "Royalty"). The Royalty will be paid by the thirtieth day of the month following any sale of Device(s). The obligations of this Section
          2 will survive the termination of any business or employment relationship between the parties.

     3. Employment Contract. RF agrees to enter into an employment contract with Surran for a term of one year, automatically renewable for additional one year terms absent written 30-day notice provided by either party to the other, for a salary of $6,000 per month plus reasonable expenses approved by RF. A copy of the employment contract is appended hereto as Exhibit "A".

     4.   Obligations of Purchaser.  Purchaser
          agrees to fund the marketing and manufacture of the Device for both military and civilian applications. Purchaser further agrees to use its best efforts to market the Device to both military and civilian buyers.

     5.   Seller's Obligations.  Seller agrees to
          provide to Purchaser all technical
          specifications, drawings, methodology and the like necessary for the manufacture of the Device. Seller agrees to assist Purchaser in designing and setting up the manufacture of the Device. Seller agrees to assist Purchaser in filing for a patent on the Device, which patent upon issuance shall be the property of Purchaser. Any design improvements, changes, adaptations, or the like made by Surran or by any employee of RF shall be the property of RF.
          A description of the Technology is appended hereto as Exhibit "B".

     6. Confidential Information. RF and Surran are the owners of certain products, technology, information, customer lists, services, processes, financial information, pending or prospective transactions/proposals, operating and marketing plans and procedures, designs, product formulas, specifications, manufacturing methods, ideas, prototypes, software, patent, trademark and copyright applications or registrations and other similar data relating to each party's business which data is not publicly known and derives economic value from not being publicly known (collectively
          "Confidential Information"). Each party agrees that it will not use or disclose to third parties any Confidential Information it receives from the other, except as may be contemplated by this Agreement. Each party agrees that it will take all reasonable precautions to assure that no Confidential
          Information is conveyed to any officer,
          employee, agent, manufacturer, or other third party who does not have a need to know such Confidential Information. The obligations created by this Section 6 shall survive the termination of this Agreement or any business relationship between the parties. Any
          Confidential Information contained in any writing will be returned to the other party promptly upon written request, together with any reproductions thereof.

     7.   Breach of Agreement.  In the event of a
          material breach of this Agreement, the non-breaching party may provide written notice of such breach to the breaching party. Upon receipt, the breaching party shall have 30 days to correct such breach, after which the termination shall be effective if not so corrected.

     8. Notice. Any notice required or permitted to be given under this Agreement shall be in writing and sent by telecopy, personal delivery, or certified mail, return receipt requested, as follows:

                    If to RF: RF Technologies,
                    Inc.
               P. O. Box 2270
               Kalispell MT 59903-2270
               Fax: 406-752-5563

                    If to Surran:  R. E. Surran
               9934 East Wood Drive
               Scottsdale AZ 95260
               Fax: 602-451-4459

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date herein first above written.

                                   RF
Technologies, Inc.

By: S/S R.E. Surran                     By: S/S
Ronald T. Lambrecht
      R.E. Surran                  Ronald T.
                                   Lambrecht,
                                   President



                   EXHIBIT A
              EMPLOYMENT CONTRACT

     On February 8, 2000, RF TECHNOLOGIES,
INC., a Colorado corporation ("Employer"), and RICHARD E. SURRAN ("Employee") agree as follows:

1. TERM. Employer hereby employs Employee and
Employee hereby accepts employment on the terms and conditions hereinafter set forth. The term of this Agreement shall commence on the date hereof and shall terminate on _____________, 2001. Unless written notice is given by either
Employee or Employer at least thirty (30) days prior to the end of the term (including any renewal pursuant to this sentence) this Agreement shall automatically renew for consecutive one (1) year periods. Said term may be sooner terminated as hereinafter provided, and if the term is so terminated, all references herein to the term of this Agreement shall mean the original term as so shortened, except where the context otherwise requires.

2. DUTIES. Employee agrees to serve Employer as head of Its "Don't Panic" division or in such other capacities as may be requested from time to time by the President of Employer. Employer shall periodically prepare timetables of tasks to be performed by Employee. During the term of this Agreement, Employee will devote his full time and exclusive attention to, and use his best efforts to advance, the business and welfare of Employer. During the term of this Agreement, Employee will not engage in any other employment activities for any direct or indirect remuneration without the prior written consent of Employer. Employee shall not be required to relocate from Maricopa County, Arizona, but agrees to undertake all reasonable travel required by Employer to be conducted In connection with the performance of his duties.

3. SALARY AND BENEFITS.

     3.1. Base Salary. During the term of this Agreement Employer shall pay Employee a salary at the rate of Seventy-Two Thousand Dollars
($72,000) per year, or such greater amount as may be established by Employer's President, payable in appropriate installments to conform with the regular payroll dates for salaried personnel of Employer and subject to payroll deductions as may be necessary or customary in respect of such salaried personnel.

     3.2.  Incentive Compensation. In addition
to the base salary to which Employee is
entitled pursuant to Section 3.1, Employer will pay to Employee additional compensation (a
"Bonus"), at the discretion of Employer's
President, in relation to the value of any products, business opportunities or services provided by Employee to Employer which exceed the scope of this Agreement. It is the expectation, although not the commitment, of Employer and Employee, that his total compensation will exceed One Hundred Thousand
Dollars ($100,000) per year.

     3.3. Vacations. Employee shall be entitled to four (4) weeks of paid vacation in each year during the term of this Agreement.

     3.4. Medical Insurance and Other Benefits.
During the term of this Agreement Employer shall furnish Employee with the same medical and hospital insurance, death, corporate expense account, stock participation and other benefits furnished to other executive employees of Employer. Employer agrees to provide
Employee with a term life insurance policy for "Key Man" insurance payable to both Employer and to Employee's family.

4.  CONFIDENTIAL INFORMATION AND RESTRICTED
ACTIVITIES.

     4.1. Non-disclosure and Non-use Of
Confidential information. Employee acknowledges that Employer continually develops Confidential
Information (as defined in Section 4.7), that
Employee may develop Confidential information for Employer and that Employee may learn of Confidential information during the course of his employment. Employee will comply with Employer's policies and procedures for protecting Confidential Information and, except as required by the nature of his duties, Employee will never, directly or indirectly, use or disclose any Confidential Information without the prior written consent of Employer's
President. Employee understands that this restriction will continue to apply after his employment terminates.

     4.2. Use and Return of Property and
Documents. Employee will protect the integrity of Confidential Information and keep confidential all documents, customer lists, records of research, proposals, reports memoranda, computer software and programming, financial information, and other materials
("Documents") including any copies thereof, in which Confidential Information may be contained. Employee will not copy any Documents except as required by the nature of his duties.
Employee will not remove any Documents or copies from Employer's premises unless authorized by Employer's President. Employee will return to Employer immediately after his employment terminates all Documents and copies and any other property of Employer then in his possession or control.

     4.3. Assignments of Rights. Employee will promptly and fully disclose all Company
Property (as defined in Section 4.7) to
Employer. Employee hereby assigns and agrees to assign to Employer (or as otherwise directed by Employer) his full right, title and interest to all Company Property. Employee agrees to execute any and all applications for domestic and foreign patents, copyrights or other proprietary rights and do such other acts
(including, among others, the execution and delivery of instruments of further assurance or confirmation) requested by Employer to assign the Company Property to Employer and to permit
Employer to enforce any patents, copyrights or other proprietary rights In the Company
Property. Employee will not charge Employer for his time spent in complying with these obligations. All copyrightable works that
Employee creates shall be considered works made for hire. Employee acknowledges that he has read and understands California Labor Code
Section 2870, which reads as follows:

               (a) Any provision in an
          employment agreement which provides
          that an employee shall assign, or
          offer to assign, any of his or her
          rights in an invention to his or her
          employer shall not apply to an
          invention that the employee developed
          entirely on his or her own time
          without using the employer's
          equipment, supplies, facilities or
          trade secret information except for
          those inventions that either:

                    (1) Relate at the time of
          conception or reduction to practice
          of the invention to the employer's
          business, or actual or demonstrably
          anticipated research or development
          of the employer.

                    (2) Result from any work
          performed by the employee for the
          employer.

               (b) To the extent a provision in
          an employment agreement purports to
          require an employee to assign an
          invention otherwise excluded the
          provision is against the public
          policy of this state and is
          unenforceable.

Employee and Employer agree to be bound by the terms of this California Labor Code Section
2870 as respects their rights to any invention.
Employee understands that his obligations under this Agreement do not apply to an invention which qualifies fully under the provisions of
Section 2870.

     4.4. Non-Recruitment. For a period of one
(1) year after his employment with Employer terminates, Employee will not, and will not assist anyone else to, hire any employee of Employer or seek to persuade any employee of Employer to discontinue employment or to become employed in any business directly or indirectly competitive with Employer's business, nor seek to persuade any independent contractor or supplier or Employer to discontinue its relationship or violate any agreement with Employer.

     4.5. Restricted Activities. Employee
agrees that some restrictions on his activities during and after his employment are necessary to protect the goodwill, Confidential
Information and other legitimate interests of Employer. While Employee is employed by Employer and for a period of one (1) year after his employment terminates Employee will not compete, directly or indirectly, with Employer whether as an employee, consultant, agent, partner, principal, investor or otherwise.
Specifically. but without limiting the
foregoing, Employee agrees not to engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of Employer as conducted at any time during his employment.
Restricted activity shall include accepting employment or a consulting position with any person who is, or at any time within one year prior to Employee's termination has been, a customer of Employer. For purposes of this provision, the business shall include all services offered by the Company in any manner.
The foregoing restrictions shall not prevent
Employee's owning one percent (1%) or less of the equity securities of any publicly traded company.

     4.6. Notification Requirement. Until three
(3) months after the period set forth in
Section 4.5, Employee will notify Employer in writing of any change in his address and of each new job or other business activity in which he plans to engage, at least fifteen (15) days prior to beginning such job or activity.
Such notice shall state the name and address of any new employer and the nature of Employee's position.

     4.7. Definition. For the purposes of this Agreement, the following definitions shall apply:

     Company Property shall mean developments, methods of doing business, compositions, works, concepts and ideas (whether or not patentable or copyrightable or constituting trade secrets) conceived, made, created, developed or reduced to writing or practice by Employee (whether alone or with others, and whether or not during normal business hours or on or off Employer's premises) during Employee's employment that relate to either the services provided by, business of, or any prospective activity of, Employer known to Employee as a result of his employment.

     Confidential Information shall mean any
and all Information of Employer that is not generally known in the radio frequency products business or that is not generally known by others with whom Employer does or plans to compete or do business. Confidential information includes, without limitation, such information relating to (i) Employer's development, research and marketing activities,
(ii) Employer's financial statements and strategic plans, (iii) the identity and special needs of Employer's customers and (iv) people and organizations with whom Employer has business relationships and those relationships.
Confidential information also includes such information that Employer may receive or have received belonging to customers or others who do business with Employer and, except to the extent disclosed by Employer on a nonconfidential basis, the Company Property.

     4.8. Remedies. Employee acknowledges that, were he to breach the provisions of this
Section 4, the harm to Employer would be irreparable. Employee therefore agrees that, in addition to damages and attorneys' fees, Employer shall be entitled to obtain (and
Employee will not contest) preliminary and permanent injunctive relief against any such breach, without having to post a bond.

5. EXPENSES. Employer will pay or reimburse
Employee for such reasonable travel,
entertainment or other expenses as he may incur at the request of Employer during the term of this Agreement In connection with the performance of his duties hereunder. Employee shall furnish Employer with such evidence that such expenses were incurred as Employer may from time to time reasonably require or request.

7. PARTIAL DISABILITY OF EMPLOYEE. If Employee becomes disabled by reason of illness or other incapacity extending for a period of more than twelve (12) consecutive weeks during which Employee is unable to perform his duties hereunder on a full-time basis but Is able to perform his duties hereunder on a part-time basis, all amounts otherwise payable to Employee shall be proportionately reduced with respect to the period commencing at the end of said twelve (12) week period to reflect the extent to which Employee's working time is reduced below a level which would result in Employee working one thousand eight hundred
(1,800) hours per year. In determining when
Employee becomes disabled, the same criteria shall be applicable as are used in the disability insurance policy Employer maintains for its employees.

8. TERMINATION. This Agreement, and all
obligations of Employer to pay base salary, Bonuses and benefits to Employee, shall terminate on the first to occur of the following:

     (a) The death of Employee;

     (b) The permanent disability of Employee
(which, for purposes hereof, shall have the same meaning as In Employer's disability insurance policy or, in the absence of such a policy, the continuous loss of one-half (1/2) or more of the time spent by Employee in the usual daily performance of his duties as a result of physical or mental illness for a period In excess of ninety (90) consecutive days);

     (c) At such time, if any, as Employer
ceases to conduct business for any reason whatsoever; or

     (d) At the election of Employer, for good cause (as defined in Section 9).

9. GOOD CAUSE. The term good cause is defined as any one or more of the following occurrences:

     (a) Employee's breach of any of the
covenants contained in Section 4 of this Agreement;

     (b) Employee's conviction by, or entry of a plea of guilty or nolo contendere in a court of competent and final jurisdiction for any crime Involving moral turpitude or punishable by imprisonment in the jurisdiction involved;

     (c) Employee's commission of an act of
fraud, whether prior to or subsequent to the date hereof upon Employer;

     (d) Employee's continuing failure or
refusal to perform his duties as required by this Agreement (including the failure to complete tasks in accordance with a reasonable timetable presented to Employee as described in
Section 2), provided, that termination of Employee's employment pursuant to this paragraph (d) shall not constitute valid termination for cause unless Employee shall have first received written notice from the President of Employer stating with specificity the nature of such failure or refusal and affording Employee at least ten (10) days to correct the act or omission complained of;

     (e) Gross negligence, insubordination,
material violation by Employee of any duty of loyalty to Employer or any other material misconduct on the part of Employee, provided that termination of Employee's employment pursuant to this paragraph (e) shall not constitute valid termination for cause unless
Employee shall have first received written notice from the President of Employer stating with specificity the nature of such failure or refusal and affording Employee at least ten
(10) days to correct the act or omission complained of; or

     (f) Employee's commission of any act which is detrimental to Employer's business or goodwill.

10. MISCELLANEOUS.

     10.1. Modification and Waiver of Breach.
No waiver or modification of this Agreement shall be binding unless it is in writing signed by the parties hereto. No waiver of a breach hereof shall be deemed to constitute a waiver of a future breach, whether of a similar or dissimilar nature.

     10.2. Assignment. The rights of Employer under this Agreement may, without the consent of Employee, be assigned by Employer, in its sole and unfettered discretion (a) to any person, firm, corporation, or other business entity which at any time, whether by purchase, merger, or otherwise, directly or indirectly, acquires all or substantially all of the assets or business of Employer, or (b) to any subsidiary or affiliate of Employer, or any transferee, whether by purchase, merger or otherwise, which directly or indirectly acquires all or substantially all of the assets of Employer or such subsidiary or affiliate.

     10.3. Notices. All notices and other
communications required or permitted under this Agreement shall be in writing, served personally on, or mailed by certified or registered United States mail to, the party to be charged with receipt thereof. Notices and other communications served by mail shall be deemed given hereunder 72 hours after deposit of such notice or communication in the United
States Post Office as certified or registered mail with postage prepaid and duly addressed to whom such notice or communication is to be given, in the case of (a) Employer, to: RF
Technologies, Inc., P. O. Box 2270, Kalispell,
MT 59903-2270; or (b) Employee, to: Richard E.
Surran, 9934 East Wood Drive, Scottsdale,
Arizona, 88260. Any such party may change said party's address for purposes of this Section by giving to the party intended to be bound thereby, in the manner provided herein, a written notice of such change.

     10.4. Counterparts. This instrument may be executed in one or more counter-parts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     10.5. Construction of Agreement. This
Agreement shall be construed in accordance with, and governed by, the laws of the State of Colorado applicable to agreements executed and to be performed in Colorado.

     10.6. Complete Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all previous oral and written and all contemporaneous oral negotiations, commitments, writings, and understandings.

     10.7. Non-Transferability of Interest.
None of the rights of Employee to receive any form of compensation payable pursuant to this Agreement shall be assignable or transferable except through a testamentary disposition or by the laws of descent and distribution upon the death of Employee. Any attempted assignment, transfer, conveyance, or other disposition
(other than as aforesaid) of any interest in the rights of Employee to receive any form of compensation to be made by Employer pursuant to this Agreement shall be void.

     10.8. Legal Fees. If any legal action,
arbitration or other proceeding is brought for the enforcement of this Agreement, or because of any alleged dispute, breach, default or misrepresentation in connection with this
Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs it Incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first above written.

EMPLOYEE:
EMPLOYER:

                         RF TECHNOLOGIES, INC.

S/S Richard E. Surran                   S/S
Ronald T. Lambrecht
Richard E. Surran             Ronald T.
Lambrecht, President




                   EXHIBIT B



            DIRECTORS' RESIGNATIONS

December 28, 1999

Board of Directors
PM Management Systems, Inc.
404 Scott Point Drive
Salt Spring Island, BC V8K 2R2

Sirs:

I hereby tender my resignation as a director and officer of PM Management Systems, Inc.

Thank You.

Yours Truly,



S/S Edward D. Duncan
Edward D. Duncan




December 28, 1999

Board of Directors
PM Management Systems, Inc.
404 Scott Point Drive
Salt Spring Island, BC V8K 2R2

Sirs:

I hereby tender my resignation as a director and officer of PM Management Systems, Inc.

Thank You.

Yours Truly,



S/S Timothy Sewell
Timothy Sewell